Execution Version

AMENDMENT 4 TO Exclusive License Agreement

This Amendment 4 (“Amendment 4”) entered into as of the last date of the signatures below (“Amendment 4 Effective Date”), by and between Spero Therapeutics, Inc. (“Spero”) and GlaxoSmithKline Intellectual Property (No. 3) Limited (“GSK”), hereby amends the Exclusive License Agreement between the Parties dated September 21, 2022, as amended on July 4, 2023 by Amendment 1 to Exclusive License Agreement, and further amended on December 20, 2023 by Amendment 2 to Exclusive License Agreement, and further amended on March 4, 2024 by Amendment 3 to Exclusive License Agreement (the “Agreement”). Capitalized terms not otherwise defined in this Amendment 4 will have the same meanings as ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties wish to modify the terms of the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and mutual covenants contained in this Amendment 4 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
Article 1 is hereby amended by adding the following new definitions in the appropriate numerical and alphabetic order, as follows:

1.5A “Additional Study” has the meaning set forth in Section 1.44.

1.69A “FTE” means the equivalent of the work of one (1) employee full time for one (1) Calendar Year (consisting of at least a total of [***] hours per Calendar Year) of work directly performing activities relating to a Required Study. Any person who devotes less than [***]hours per Calendar Year (or such other number as may be agreed by the Parties) shall be treated as an FTE on a pro rata basis based upon the actual number of hours worked divided by [***]. Overtime, and work on weekends, holidays, and the like will not be counted with any multiplier (e.g., time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution. The Parties shall utilize fractions of FTEs, as applicable.

1.69B “FTE Costs” means, as applicable with respect to any period, the Reimbursement Rate multiplied by the number of FTEs performing Development activities relating to the Additional Study, respectively, during such period. FTEs billable by a Party for one individual during any given period will be expressed as the fraction of that individual’s time which has been coded to the activities for that period as captured in the Party’s effort tracking system for such period. For example, assuming a [***] hour work year, and an FTE:

• If effort is tracked on an hourly basis, a quarterly report would multiply the number of hours worked in the quarter by an hourly FTE rate of $[***]/hour. For an employee working 20 hours on an activity in a quarter, the calculation would be 20 hours *[***]/hour = $[***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

• If effort is tracked on a monthly basis, a quarterly report would multiply the number of person months worked in the quarter by a monthly FTE rate of $[***]/month ($[***]/12 months). For an employee working 0.25 research person months on an activity in a quarter, the calculation would be 0.25 person months * $[***]/month * 3 months =$[***].

“1.69C “Fully Loaded Costs” means, with respect to Spero’s Development activities related to the Additional Study, the fully loaded cost to Spero to conduct such Development activities in accordance with the protocol for such Clinical Trial, the Development Plan and applicable Law, which means: (a) in the case of products, services and other activities related to the Additional Study that Spero purchases or acquires directly from and in contractual privity with one or more Third Parties, all documented payments made to such Third Parties directly related to such products, services and activities; and (b) in the case of products manufactured by Spero or its Affiliates, the actual unit costs of manufacture of such products, where (x) the actual unit costs of manufacture of any such products include direct material costs, direct labor costs, and manufacturing or supply overhead directly attributable to such product, all calculated in accordance with GAAP), (y) the direct material costs include the costs incurred in purchasing materials, including any non-recoverable sales, excise and other taxes imposed thereon, customs duties, import, export and other charges levied by any Governmental Body, and all costs of packaging, shipping and insuring such components and (z) direct labor costs includes the cost of employees determined at the Reimbursement Rate working in manufacturing, supply and packaging of such product and/or related quality control and quality assurance activities, together with (c) in the case of any other Development activities of Spero related to the Additional Study performed directly by Spero or its Affiliates (including for the avoidance of doubt any activities or services that are reasonably necessary to support products acquired from Third Parties as contemplated in subsection (a) or manufactured by Spero or its Affiliates as contemplated in subsection (b), any and all other FTE Costs.”

1.141A “Reimbursement Rate” means, with respect the costs to Spero of providing the Development activities related to the Additional Study on an FTE based compensation rate or any similar FTE-based cost to be paid by GSK pursuant to Section 6.2, an FTE-based compensation rate of $[***] per annum, or $[***] per hour.

2.
Section 1.144 is hereby amended and restated in its entirety as follows:

“1.144 “Required Studies” means (a) a persuasive, single, successful adequate and well-controlled Phase III Clinical Trial with a [***]% NI margin, to include [***], to support the registration of tebipenem pivoxil hydrobromide in patients with cUTI/AP (the “Required Phase III Study”) as agreed via the FDA Special Protocol Assessment (SPA), (b) an open-label Phase 1 Clinical Trial to characterize [***], as further described in the Development Plan (the “Additional Study”) and (c) the following items to fully address the CRL: [***] and any additional items identified in the final Type A meeting minutes required by FDA for resubmission of the Existing NDA by GSK.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

3.
Schedule 1.48 (Development Plan) of the Agreement is amended to add the Additional Study to the Development Plan, as described in Appendix A attached hereto.

4.
Schedule 4.8(b) (Approved Subcontractors) of the Agreement is hereby amended to add as an Approved Contractor each vendor identified in that certain Transfer of Regulatory Obligations prepared by the Parties and used in connection with the Additional Study.

5.
Appendix B attached hereto, sets forth the estimated budget for all Spero’s costs associated with the Additional Study. All such costs have been calculated using the definitions of FTE, FTE Costs, Fully-Loaded Costs, and Reimbursement Rate set forth above.

6.
Section 6.2 of the Agreement is hereby amended by adding the follow additional provisions at the end thereof:

“In consideration of the costs associated with the Additional Study pursuant to that certain Amendment 4 dated as of October 21, 2024 (“Amendment 4”), and of Spero’s activities regarding the Additional Study, GSK shall make a payment to Spero in the amount of $[***] (the “Additional Study Payment”) as follows: (a) within [***] days following the Amendment 4 Effective Date (as defined in Amendment 4) and GSK’s receipt of a Valid Invoice in accordance with Section 6.7, a payment to Spero of $[***] and (b) within sixty [***] following the completion of the Additional Study and GSK’s receipt of a Valid Invoice in accordance with Section 6.7, a payment to Spero of any additional documented expenses relating to the Additional Study, such amount not to exceed $[***]; provided that Spero shall notify GSK promptly upon becoming aware that the actual costs associated with the Additional Study is in excess of the Additional Study Payment, and (y) Spero shall submit to GSK a written report setting forth in reasonable detail the costs actually incurred by Spero in the conduct of the Additional Studies in accordance with Appendix A of Amendment 4 and Accounting Standards and (z) following review of such report, the Parties shall mutually agree as to the payment by GSK of any reasonable excess costs incurred by Spero in connection with the Additional Study.

7.
Section 11.3(a) of the Agreement is hereby amended by adding the following new sentence at the end thereof:

“Notwithstanding anything in this Agreement to the contrary, GSK shall not have the right to terminate this Agreement pursuant to this Section 11.3(a), in its entirety or otherwise, on the basis of any material breach (actual or alleged) of any provision of this Agreement or the Development Plan related to the Additional Study or Spero’s conduct of, or any activity directly related to, the Additional Study.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.
This Amendment 4 contains the Parties’ entire agreement with respect to the subject matter of this Amendment 4. This Amendment 4 shall be governed by the laws of the State of Delaware, without regard to the conflicts of law principles that would require application of different law.

9.
This Amendment 4 may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment 4 by telecopier or other electronic means (e.g., via PDF) shall be effective delivery of a manually executed counterpart of this Amendment 4. A facsimile, .pdf or electronic signature shall be deemed original and to be effective as if they were original.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 4 as of the Amendment 4 Effective Date.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Spero Therapeutics, Inc.	GlaxoSmithKline Intellectual Property (No. 3) Limited
By: /s/ Satyaravat Shukla	By: /s/ [***]
Name: Satyaravat Shukla	Name: [***]
Title: Chief Executive Officer	Title: [***]
Date:	Date:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix A

Additional Study

Schedule 1.48 (Development Plan) of the Agreement is amended to add the Additional Study to the Development Plan, as follows:

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix B

Additional Study Budget

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.